                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 27, 2001 included in Lexicon Genetics Incorporated's Form 10-K for the year ended December 31, 2000, and to all references to our Firm included in this registration statement.


/s/ ARTHUR ANDERSEN LLP



Houston, Texas
August 8, 2001